                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                [ ] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ORGANIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

               [X] No fee required.

               [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               (1) Title of each class of securities to which transaction applies:

                                       N/A
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               (2) Aggregate number of securities to which transaction applies:

                                       N/A
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

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
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               (4) Proposed maximum aggregate value of transaction:

                                       N/A
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               (5) Total fee paid:

                                       N/A
--------------------------------------------------------------------------------

               [ ] Fee paid previously with preliminary materials:

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               [ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1) Amount previously paid:

                                       N/A
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               (2) Form, Schedule or Registration Statement no.:

                                       N/A
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               (3) Filing Party:

                                       N/A
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               (4) Date Filed:

                                      N/A
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

[Organic logo]

                                October 1, 2001

TO THE STOCKHOLDERS OF ORGANIC, INC.:

     You are cordially invited to attend a special meeting of the stockholders of Organic, Inc. (the "Company") that will be held on October 19, 2001, at 10:00 a.m. (local time) at our principal executive offices located at 601 Townsend Street, San Francisco, California 94103.

     At the special meeting, you will be asked to take action with respect to the following:

     1. Approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of all of the outstanding shares of capital stock, at a ratio between one-for-five and one-for-ten, to be determined at the discretion of the Chief Executive Officer and Vice President, Finance; and

     2. Transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on September 25, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

     The Company has been advised that the holder of the majority of the Company's common stock plans to vote in favor of the proposals above.

     You do not need to attend the special meeting. Whether or not you attend, after reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the special meeting, please notify the inspector of elections at the meeting if you wish to vote in person and your proxy will not be voted.

                                          Sincerely yours,

                                          /s/ MARK KINGDON
                                          Mark Kingdon
                                          Chief Executive Officer

                                 ORGANIC, INC.
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 2001
                            ------------------------

To the Stockholders of Organic, Inc.:

     NOTICE IS HEREBY GIVEN that the special meeting of the stockholders of Organic, Inc., a Delaware corporation (the "Company"), will be held on October 19, 2001, at 10:00 a.m. (local time) at our principal executive offices located at 601 Townsend Street, San Francisco, California 94103, for the following purposes, as more fully described in the proxy statement accompanying this notice:

     1. To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of all of the outstanding shares of capital stock, at a ratio between one-for-five and one-for-ten to be determined at the discretion of the Chief Executive Officer and Vice President, Finance; and

     2. To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on September 25, 2001, are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices.

     All stockholders are cordially invited to attend the special meeting in person. Whether or not you plan to attend, please read the accompanying proxy statement carefully and in its entirety, and then complete, sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be completed, signed and returned to ensure that all your shares will be voted. If you submit your proxy and then decide to attend the special meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the attached proxy statement.

                                          Sincerely,

                                          /s/ MARK KINGDON
                                          Mark Kingdon
                                          Chief Executive Officer

San Francisco, California
October 1, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD ON OCTOBER 19, 2001.................................    1
  General...................................................    1
  Purpose of the Special Meeting............................    1
  Record Date...............................................    1
  Revocability of Proxies...................................    1
  Vote by Majority Stockholder..............................    1
  Recent Developments.......................................    1
  Voting Rights of Stockholders.............................    2
  Security Ownership of Certain Beneficial Owners and
     Management.............................................    2
  Required Vote for Approval................................    3
  Quorum, Abstentions, Broker "Non-Votes"...................    4
  Cost of Solicitation......................................    4

MATTERS TO BE CONSIDERED AT SPECIAL MEETING: PROPOSAL TO
APPROVE AN AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION, AS AMENDED...................................    5
  General...................................................    5
  Reasons for the Reverse Stock Split.......................    5
  Potential Effects of the Reverse Stock Split..............    7
  Shares of Common Stock Issued and Outstanding.............    8
  Effectiveness of the Reverse Stock Split..................    8
  Fractional Shares.........................................    9
  Other Nasdaq National Market Requirements.................    9
  Certain Federal Income Tax Consequences...................    9
  Provisions with Potential Anti-Takeover Effect............   10
  Vote Required.............................................   11
  Recommendation of the Board of Directors..................   11
FINANCIAL AND OTHER INFORMATION.............................   11
OTHER MATTERS...............................................   12
ANNEX A.....................................................  A-1

                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 2001

GENERAL

     This proxy statement and the enclosed proxy card are being delivered to you on or about October 1, 2001 in connection with the solicitation by the Board of Directors of Organic, Inc., a Delaware corporation (the "Company"), of proxies for the special meeting of the stockholders to be held on October 19, 2001 at 10:00 a.m. (local time). The special meeting will be held at our principal executive offices located at 601 Townsend Street, San Francisco, California 94103. Our telephone number at that address is (415) 581-5300.

     All materials filed by us with the Securities and Exchange Commission can be obtained at the SEC's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

PURPOSE OF THE SPECIAL MEETING

     The specific proposal to be considered and acted upon at the special meeting is summarized in the preceding notice of special meeting of stockholders. This proposal is described in more detail in a subsequent section of this proxy statement.

RECORD DATE

     The close of business on September 25, 2001 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

REVOCABILITY OF PROXIES

     Your proxy may be revoked by you at any time before it is voted by: (1) sending written notice of revocation to our Secretary at the address of our principal executive offices; (2) executing and delivering a proxy card bearing a later date to our Secretary; or (3) attending the special meeting and voting in person. If your shares are held in "street name," you should follow the directions provided by your broker regarding how to revoke the proxy. Attendance at the special meeting will not in and of itself constitute a revocation of the proxy if you have previously executed and delivered a valid proxy.

VOTE BY MAJORITY STOCKHOLDER

     Organic Holdings LLC, our largest stockholder, which owns 58.7% of our outstanding common stock, has informed us that it intends to cause the shares it beneficially owns to be voted in favor of the reverse stock split. Accordingly, approval of the reverse stock split is assured.

RECENT DEVELOPMENTS

     Seneca Investments LLC ("Seneca") beneficially owns approximately 19.6 million shares of our outstanding common stock, or 22.2% of our outstanding common stock. On September 18, 2001, Seneca entered into an agreement with Organic Holdings LLC to acquire an additional 58.7% of our outstanding common stock. If that transaction is completed, Seneca would beneficially own 80.9% of our outstanding common stock. However, the closing of that transaction is subject to various conditions, and there can be no assurance that it will occur, if so, as to its timing. Additional information regarding our principal stockholders appears under the heading "Security Ownership of Certain Beneficial Owners and Management."

     On September 18, 2001, Seneca proposed that it acquire for $0.33 per share (pre-split) the shares not owned by or under contract to be purchased by it. The proposal is subject to the following conditions.

     - Participation in the transaction by holders of at least half of our shares not currently owned or under contract to be purchased by Seneca;

     - The closing of Seneca's purchase of the additional shares from Organic Holdings LLC pursuant to the agreement described above;

     - Documentation satisfactory to Seneca of relevant changes relating to our San Francisco office lease, previously agreed to in principle by our landlord and us;

     - The absence of any material defaults by us with respect to any of our material contracts; and

     - Other customary conditions.

Accordingly, there can be assurance that the transaction contemplated by the Seneca proposal will proceed or, if so, as to the timing of final terms of it.

     Seneca's proposal has been referred to a committee of our Board of Directors composed of directors who are not officers or directors of Organic Holdings LLC or our officers. Our present intention is to proceed with the reverse stock split, if approved by our stockholders, regardless of Seneca's merger proposal.

VOTING RIGHTS OF STOCKHOLDERS

     As of the close of business on the record date, [          ] shares of our
common stock, held by [ ] record holders, were outstanding and entitled to vote on all proposals presented at the special meeting. A majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the special meeting.

     Each share of our common stock outstanding on the record date is entitled to one vote on all matters to come before the special meeting. An automated system administered by our transfer agent, EquiServe, will tabulate the votes cast by proxy. EquiServe will act as the inspector of elections for the special meeting and will tabulate the votes cast in person at the meeting.

     If you are unable to attend the special meeting, you may vote by proxy. When your proxy card is returned properly completed, it will be voted as directed by you on the proxy card. You are urged to properly complete, sign and return the enclosed proxy card. If a proxy card is signed and returned but does not contain voting instructions, in the absence of contrary instructions, the shares represented by the proxy will be voted "FOR" the proposals to be presented at the special meeting, including the approval and adoption of the amendment to our certificate of incorporation and any proposal to postpone or adjourn the meeting proposed by us at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's common stock as of August 31, 2001 by each person or entity known by us to own beneficially more than five percent of the Company's common stock, by each of the Company's executive officers named in the Summary Compensation Table, by each of our directors and by the Company's executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by such person. Shares subject to options which are exercisable within 60 days of August 31, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. The address of each of the executive officers and directors is c/o Organic, Inc., 601 Townsend Street, San Francisco, California 94103.

                                                                          PERCENTAGE OF
                                                            SHARES       CLASS OF SHARES
                                                         BENEFICIALLY     BENEFICIALLY
BENEFICIAL OWNER                                            OWNED           OWNED(1)
----------------                                         ------------    ---------------
                     COMMON STOCK
Cinagro, Inc.(2).......................................   51,954,975          58.8%
  c/o Organic Holdings LLC
  601 Townsend Street
  San Francisco, California 94103
Seneca Investments LLC(3)..............................   19,648,101          22.2%
  437 Madison Avenue
  New York, New York 10022
Jonathan Nelson(4).....................................   51,954,975          58.8%
Mark Kingdon(5)........................................    2,500,000           2.7%
Michael Hudes(6).......................................    1,137,750           1.3%
Susan Field(7).........................................      985,938           1.1%
Matthew Bernardini(8)..................................      339,087             *
Howard Morgan..........................................        5,000             *
James Barnett..........................................           --             *
Gary F. Hromadko.......................................           --             *
Janis Nakano Spivack(9)................................           --             *
All directors and executive officers as a group (12
  persons)(10).........................................   56,806,381          62.0%
                                                          ----------          ----

---------------

  * Represents beneficial ownership of less than one percent of our outstanding securities.
 (1) Computed on the basis of 88,433,142 shares outstanding as of August 31, 2001 and, with respect to each officer and director, shares subject to options exercisable within 60 days of August 31, 2001.
 (2) Based on Schedule 13D filed on June 25, 2001 by Cinagro, Inc.
 (3) Based on Amendment No. 1 to Schedule 13D filed on August 6, 2001 by Seneca Investments LLC.
 (4) Based on Schedule 13D filed on June 25, 2001 by Mr. Nelson. Shares beneficially owned by Mr. Nelson consist of 51,954,975 shares owned by Cinagro, Inc., a wholly owned subsidiary of Organic Holdings LLC, of which Mr. Nelson is the majority stockholder.
 (5) Includes 2,500,000 shares subject to options exercisable within 60 days of August 31, 2001. Any shares purchased by Mr. Kingdon through options exercises are subject to a right of repurchase by the Company which lapses over time.
 (6) Includes 123,000 shares subject to options exercisable within 60 days of August 31, 2001. Mr. Hudes is no longer an executive officer as of July 31, 2001.
 (7) Includes 985,938 shares subject to options exercisable within 60 days of August 31, 2001. Ms. Field is no longer an executive officer as of July 24, 2001.
 (8) Includes 338,023 shares subject to options exercisable within 60 days of August 31, 2001.
 (9) Ms. Nakano Spivack is no longer an executive officer as of January 12, 2001.
(10) Includes 2,808,976 shares subject to options exercisable within 60 days of August 31, 2001.

REQUIRED VOTE FOR APPROVAL

     The proposal to approve the amendment of our Amended and Restated Certificate of Incorporation, as amended (the "Original Certificate"), to effect a reverse stock split of all of the outstanding shares of common stock, at a ratio between one-for-five and one-for-ten to be determined at the discretion of the Chief Executive Officer and Vice President, Finance (the

"Reverse Stock Split") will require the affirmative vote of a majority of the votes attached to our outstanding common stock present in person or represented by proxy and entitled to vote at the special meeting. All of the holders of our common stock are entitled to vote this proposal under the General Corporation Law of the State of Delaware.

QUORUM, ABSTENTIONS, BROKER "NON-VOTES"

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the special meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholders' approval of that matter has been obtained. As a result, with respect to this proposal to approve an amendment of our Original Certificate which requires the affirmative vote of a majority of the votes attached to our outstanding common stock present in person or represented by proxy and entitled to vote, broker "non-votes" are not included in the tabulation of the voting results on this proposed amendment and have no effect. Because abstentions will be included in the tabulations of the shares of our common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as votes against this proposed amendment.

COST OF SOLICITATION

     We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to the stockholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the proxy solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the proxy solicitation materials to such beneficial owners. We may supplement the original solicitation of proxies by mail or by solicitation by telephone, telegram or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

                  MATTERS TO BE CONSIDERED AT SPECIAL MEETING:

                      PROPOSAL TO APPROVE AN AMENDMENT TO
         AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

GENERAL

     Our stockholders are being asked to act upon a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Original Certificate"), to effect a reverse stock split of all of the outstanding shares of capital stock, at a ratio between one-for-five and one-for-ten to be determined at the discretion of the Chief Executive Officer and Vice President, Finance (the "Reverse Stock Split"). On August 22, 2001, the Board of Directors approved an amendment to our Original Certificate, subject to stockholder approval, to effect the Reverse Stock Split by appropriately decreasing the number of shares of outstanding capital stock and decreasing the authorized number of shares of our capital stock from 225,000,000 shares to between 45,000,000 to 22,500,000 shares, of which between 40,000,000 to 20,000,000 shares will be common stock, and 5,000,000 to 2,500,000 shares will be preferred stock. The Board of Directors has directed that this proposal to approve an amendment to our Original Certificate be submitted to our stockholders for consideration and action.

     Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. In addition, the percentage of authorized, unissued shares of common stock after the Reverse Stock Split will not exceed the percentage of authorized, unissued shares immediately prior to the Reverse Stock Split.

     The text of the proposed amendment to our Original Certificate to effect the Reverse Stock Split as described in this proposal is set forth in Annex A attached to this proxy statement and is incorporated by reference into this proxy statement.

     If the amendment to our Original Certificate is approved by the stockholders, the Board of Directors will have the discretion to implement a Reverse Stock Split once before the first anniversary of this special meeting, or effect no Reverse Stock Split at all. If the Board of Directors decides to implement a Reverse Stock Split, we will promptly file a Certificate of Amendment of our Original Certificate with the Secretary of State of the State of Delaware reflecting the decrease in outstanding shares of capital stock and authorized shares of capital stock. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State (the "Effective Date").

     Dissenting stockholders have no appraisal rights under the Delaware General Corporation Law or under the Company's Original Certificate or Amended and Restated Bylaws in connection with the approval of the amendment to our Original Certificate and the consummation of the Reverse Stock Split.

REASONS FOR THE REVERSE STOCK SPLIT

     The Company's common stock is currently listed on the Nasdaq National Market. The continued listing requirements of the Nasdaq National Market require, among other things, that our common stock maintain a closing bid price in excess of $1.00 per share. The Company was advised by Nasdaq on June 27, 2001 that the Company had failed to maintain a minimum bid price of $1.00 per share for a specified period and that therefore the Company's stock was subject to delisting. The Company requested and was granted a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") on August 17, 2001. At the hearing and in subsequent submissions to the Panel, the Company presented its plan to achieve compliance with the listing standards of the Nasdaq National Market, which included a reverse stock split of the Company's stock, subject to stockholder approval. The Company also discussed a potential sale of the Company to a major stockholder, Seneca Investments LLC. The Panel has taken the Company's plan of compliance under advisement, and the Company's stock will continue to trade on the Nasdaq National Market unless the Panel decides otherwise.

     The Board of Directors has determined that the continued listing of our common stock on the Nasdaq National Market is in the best interests of the Company's stockholders, irrespective of whether we proceed with the potential sale to Seneca Investments LLC. If our common stock were delisted from the Nasdaq National Market, the Board of Directors believes that the liquidity in the trading market for our common stock would be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of our common stock.

     We also believe that the current per share price level of the common stock has reduced the effective marketability of the Company's shares of common stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients. Certain investors view low-priced stock as speculative and unattractive, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stock. Such policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.

     Further, because brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase the common stock at its current low share price. Finally, delisting would have a significant negative effect on the Company's employees, clients and business as a whole.

     If the common stock were not listed on the Nasdaq National Market and the trading price of the common stock were to remain below $1.00 per share, trading in the common stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, a non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). In such event, the additional burdens imposed upon broker-dealers to effect transactions in the common stock could further limit the market liquidity of the common stock and the ability of investors to trade the common stock. As discussed below, in the event that the common stock is delisted from the Nasdaq National Market, the Company may not qualify for listing on the Nasdaq SmallCap Market. See "Other Nasdaq Requirements" for a discussion of these qualifications. In such an event, sales of the common stock would likely be conducted only in the over-the-counter market or potentially on regional exchanges. This may have a negative impact on the liquidity and price of the common stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of, the common stock.

     For all of the above reasons, the Board of Directors believes that increasing the market price of our common stock by effecting the Reverse Stock Split is in the best interest of the Company and its stockholders. The Board of Directors intends to effect a reverse split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock and improve the likelihood that the Company will maintain its listing on the Nasdaq National Market. The Reverse Stock Split will be effectuated at a ratio ranging from one-for-five to one-for-ten, to be determined at the discretion of the Chief Executive Officer and Vice President, Finance. In determining the ratio of the Reverse Stock Split, the Chief Executive Officer and Vice President, Finance will assess numerous factors including but not limited to analysis of the most recent fiscal quarter of the Company and general economic conditions, and will place emphasis on the closing price of the common stock on the days immediately preceding the day on which the Certificate of Amendment to the Original Certificate effecting the Reverse Stock Split is filed. The judgment of the Chief Executive Officer and Vice President, Finance as to the ratio shall be conclusive.

     If the Reverse Stock Split proposal is authorized by the stockholders, the Board of Directors will have the discretion to implement a Reverse Stock Split once before the first anniversary of this special meeting, or effect no Reverse Stock Split at all. If the trading price of our common stock increases without a Reverse Stock Split, the Reverse Stock Split may not be necessary. There can be no assurance, however, that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that the market price of the post-split common stock can be maintained above $1.00 or that our common stock will not be delisted from the Nasdaq National Market for other reasons.

     If the stockholders approve the Reverse Stock Split at the special meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split (in a ratio determined by the Chief Executive Officer and Vice President, Finance within the limits set forth herein) is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If no Reverse Stock Split is effected by the first anniversary of this special meeting, the authority of the Board of Directors to effect the Reverse Stock Split will terminate and stockholder approval again would be required prior to implementing any reverse stock split.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

     Pursuant to the Reverse Stock Split, each holder of common stock, par value $0.0001 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of common stock, par value $0.0001 per share ("New Common Stock"), after consummation of the Reverse Stock Split. Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the common stock. The Board of Directors believes that this risk is outweighed by the benefits of the continued listing of the common stock on the Nasdaq National Market.

     If approved, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     Based on approximately 88,433,142 shares of common stock outstanding as of August 31, 2001, the following table reflects the approximate percentage reduction in the outstanding shares of common stock and the approximate number of shares of common stock that would be outstanding as a result of the Reverse Stock Split:

PROPOSED REVERSE   PERCENTAGE   SHARES TO BE
  STOCK SPLIT      REDUCTION    OUTSTANDING
----------------   ----------   ------------
  1 for 5            80.0%       17,686,628
  1 for 6            83.3%       14,738,857
  1 for 7            85.7%       12,633,306
  1 for 8            87.5%       11,054,142
  1 for 9            88.9%        9,825,904
  1 for 10           90.0%        8,843,314

     All outstanding options will be appropriately adjusted, as required by their terms, for the Reverse Stock Split automatically on the Effective Date. There are no warrants, rights or convertible securities issued and outstanding. The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in the Company. None of the rights currently accruing to holders of the common stock will be affected by the Reverse Stock Split, except that the Company will pay cash in lieu of fractional shares in connection with the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Old Common Stock. In connection with the Reverse Stock Split, the number of authorized shares of capital stock and common stock will be decreased so that the percentage of authorized, unissued shares of capital stock after the Reverse Stock Split will not exceed the percentage of authorized, unissued shares of capital stock immediately before the Reverse Stock Split. The Reverse Stock Split will have no effect on the par value of the common stock.

     The Company is currently authorized to issue a maximum of 200,000,000 shares of common stock. As of August 31, 2001, there were approximately 88,433,142 shares of common stock issued and outstanding and approximately 11,226,263 shares of common stock subject to outstanding stock options.

SHARES OF COMMON STOCK ISSUED AND OUTSTANDING

     With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of common stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business will materially change as a result of the Reverse Stock Split. The common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the common stock under the Exchange Act.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

     The Reverse Stock Split, if approved by the Company's stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of the Company's Original Certificate in substantially the form attached to this Proxy Statement as Annex A (the "Certificate of Amendment"), with the split ratio to be determined by the Chief Executive Officer and Vice President, Finance. It is expected that such filing will take place on or shortly after the date of the special meeting, assuming the stockholders approve the Reverse Stock Split. However, the exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

     Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Stock Split. As soon as practicable after the Effective Date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. The Company intends to use EquiServe as its exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

FRACTIONAL SHARES

     The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead the Company will pay each holder of a fractional share an amount in cash equal to the market value of such fractional share as of the Effective Date.

OTHER NASDAQ NATIONAL MARKET REQUIREMENTS

     In addition to the $1.00 minimum bid price per share requirement described above, the continued listing of the common stock on the Nasdaq National Market is subject to the maintenance of the other quantitative and qualitative requirements set forth in the Nasdaq National Market Listing Requirements. In particular, the Nasdaq National Market Listing Requirements require that a company currently included on the Nasdaq National Market meet each of the following standards in either of the two following maintenance standards to maintain its continued listing.

                 Nasdaq National Market Listing Considerations:

Maintenance Standard 1

     (1) Net tangible assets of $4,000,000 (until November 1, 2002) or stockholders' equity of $10,000,000 (after November 1, 2002);

     (2) a public float of 750,000 shares;

     (3) a market value of public float of $5,000,000;

     (4) a minimum bid price of $1 per share;

     (5) 400 round lot shareholders;

     (6) two market makers; and

     (7) compliance with Nasdaq corporate governance rules;

OR

Maintenance Standard 2

     (1) either (a) a market capitalization of $50 million or (b) total assets and total revenue of $50 million each;

     (2) a public float of 1,100,000 shares;

     (3) market value of public float of $15 million;

     (4) a minimum bid price of $3 per share;

     (5) 400 round lot shareholders;

     (6) four market makers; and

     (7) compliance with Nasdaq corporate governance rules.

     In the event that the Company is unable to satisfy the requirements for continued listing on the Nasdaq National Market, the Company may not be able to satisfy the requirements for listing on the Nasdaq SmallCap Market, the Nasdaq OTC Bulletin Board or another stock exchange or trading system on an ongoing basis either before or after the Reverse Stock Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof, and any or all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as holders who do not hold their shares of common stock as capital assets within the meaning of Section 1221 of the Code, who are subject to the alternative minimum tax provisions of the Code, who hold their shares as a hedge or as part of a hedging, straddle, conversion or other risk reduction transaction, who are dealers in securities, banks, insurance companies, foreign individuals and entities, financial institutions or tax-exempt organizations, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions). This discussion also does not address any tax consequences under state, local or foreign laws. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

     Except as discussed below, a stockholder generally will not recognize a gain or loss by reason of such stockholder's receipt of new shares of common stock pursuant to the Reverse Stock Split solely in exchange for shares of common stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder's aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split (including any fractional interest) will equal the stockholder's aggregate basis in the common stock exchanged therefor and will be allocated among the shares of common stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of common stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of common stock received in exchange therefor in the Reverse Stock Split. A stockholder's holding period in the shares of common stock received pursuant to the Reverse Stock Split will include the stockholder's holding period in the shares of common stock surrendered in exchange therefor, provided the shares of common stock surrendered are held as capital assets at the time of the Reverse Stock Split. A stockholder will recognize a gain or loss on the receipt of cash in lieu of a fractional share of common stock issued pursuant to the Reverse Stock Split, measured by the difference between the amount of cash received and such stockholder's adjusted tax basis in the share or shares of common stock deemed surrendered in exchange therefor. Any such gain or loss will be a capital gain or loss, provided the shares of common stock surrendered are held as capital assets by the stockholder at the time of the Reverse Stock Split, and will be a long-term capital gain or loss if the stockholder's holding period in the shares of common stock surrendered is more than one year.

PROVISIONS WITH POTENTIAL ANTI-TAKEOVER EFFECT

     Although this proposed amendment is not intended for anti-takeover purposes, the rules of the Securities and Exchange Commission require disclosure of the provisions of our Amended and Restated Bylaws and Original Certificate that could have an anti-takeover effect. The laws of the State of Delaware contain additional provisions that also may have the effect of delaying, deterring or preventing a change in control of our Company. These provisions are described below.

     Our Original Certificate and Amended and Restated Bylaws contain provisions that may have the effect of delaying, deterring or preventing a change in control of our Company, including:

     - the requirement that special meetings of stockholders may only be called by the Board of Directors;

     - a prohibition against the use of written consents of stockholders in lieu of a meeting;

     - the requirement of advance notice and certain information for stockholder nominations of directors;

     - the requirement of approval by at least 80% of the outstanding shares of capital stock held by stockholders to remove any director without cause;

     - staggered terms of office for directors;

     - the requirement that vacancies on the Board of Directors be filled only by the remaining directors;

     - the requirement of approval by at least 80% of the outstanding shares of capital stock held by stockholders to approve certain amendments to the Original Certificate;

     - the requirement of approval by at least 80% of the outstanding shares of capital stock held by stockholders to amend the Amended and Restated Bylaws;

     - the ability of the Board of Directors under the Original Certificate to authorize the issuance of up to 25,000,000 shares of preferred stock, in one or more series, having such preferences, limitations and relative rights as are determined by the Board of Directors; and

     - provisions regarding certain corporate transactions, including, but not limited to, any proposed merger or sale of all or substantially all of our Company's assets, constituting liquidations requiring the payment of liquidation payments to our stockholders.

       VOTE REQUIRED

     The affirmative vote of a majority of the votes attached to our outstanding capital stock present in person or represented by proxy and entitled to vote at the special meeting, is required to approve the proposed amendment to the Original Certificate described in this proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO OUR ORIGINAL CERTIFICATE TO EFFECT THE REVERSE STOCK SPLIT AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO SO AMEND OUR ORIGINAL CERTIFICATE TO EFFECT THE REVERSE STOCK SPLIT.

                        FINANCIAL AND OTHER INFORMATION

     We filed an annual report on Form 10-K for the fiscal year ended December 31, 2000 with the Securities and Exchange Commission on March 6, 2001 and an Amendment No. 1 to Form 10-K on March 7, 2001, and a quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2001 with the Securities and Exchange Commission on August 14, 2001. Stockholders may obtain copies of the annual report on Form 10-K and the quarterly report on Form 10-Q, without charge, by writing to our Secretary at our principal executive offices located at 601 Townsend Street, San Francisco, California 94103.

     All other materials filed by us with the Securities and Exchange Commission can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

                                 OTHER MATTERS

     We know of no other matters that will be presented for consideration at the special meeting. If any other matters properly come before the special meeting, it is the intention of the proxyholders to vote the shares they represent as our Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card. It is important that you return your proxy card promptly and that your shares be represented. You are urged to mark, date, sign and return the enclosed proxy card in the accompanying reply envelope.

     The annual meeting of stockholders is currently scheduled to take place on December 14, 2001.

                                          THE BOARD OF DIRECTORS OF
                                          ORGANIC, INC.

Dated: October 1, 2001

                                    ANNEX A

                                    PROPOSED
                        CERTIFICATE OF AMENDMENT TO THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 ORGANIC, INC.

     Mark Kingdon hereby certifies that:

     FIRST: He is the duly elected and acting Chief Executive Officer of Organic, Inc., a Delaware corporation (the "Corporation").

     SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on January 6, 1997 in the name of Organic Online, Inc., an Amended and Restated Certificate of Incorporation was filed with the Secretary of State on January 28, 1997, an Amended and Restated Certificate of Incorporation was filed with the Secretary of State on February 8, 1999, a Certificate of Amendment of Amended and Restated Certificate of Incorporation changing the name of the Corporation from "Organic Online, Inc." to "Organic, Inc." was filed with the Secretary of State on March 11, 1999, an Amended and Restated Certificate of Incorporation was filed with the Secretary of State on June 29, 1999, a Certification of Correction of the Amended and Restated Certificate of Incorporation was filed with the Secretary of State on August 17, 1999, a Certificate of Amendment to the Certificate of Incorporation was filed with the Secretary of State on February 8, 2000, and a Certificate of Designation for Series C Preferred Stock was filed with the Secretary of State on May 4, 2000 (as so amended, the "Original Certificate of Incorporation").

     THIRD: The proposed amendment of the Original Certificate of Incorporation below was approved by the Board of Directors of the Corporation at a meeting duly held on August 22, 2001. Thereafter, the proposed amendment was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the "Corporation Law") by a special meeting stockholders held on October 19, 2001.

     FOURTH: The Original Certificate of Incorporation of this Corporation is hereby amended as follows:

     1. Article IV, Section A, shall be amended to read as follows:

     "A.

          1. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which this Corporation is authorized to issue is
                    (          ) shares.                (          ) shares
     shall be Common Stock (the "Common Stock"), each having a par value of
     one-hundredth of one cent ($0.0001).                (          ) shares
     shall be Preferred Stock (the "Preferred Stock"), each having a par value of one-hundredth of one cent ($0.0001).

          2. Upon filing of this Certificate of Amendment (the "Effective Date"), the Corporation shall, automatically and without any action on the part of the respective holders thereof, effect a one-for- reverse stock
     split pursuant to which every                shares of the Corporation's
     Common Stock issued and outstanding or held in treasury will be automatically converted into one share of Common Stock (the "Reverse Stock Split"). The Corporation shall not issue fractional shares to the stockholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Reverse Stock Split. Any fractional share interest of Common Stock as a result of the Reverse Split shall be cancelled and such holder shall be entitled to receive an amount in cash equal to the market value of such fractional share as of the Effective Date. No interest shall be payable on such cash amount."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed
by the Chief Executive Officer in San Francisco, California this   day of
October, 2001.

                                          ORGANIC, INC.,
                                          a Delaware corporation

                                          /s/ MARK KINGDON
                                          --------------------------------------
                                          Mark Kingdon, Chief Executive Officer

                                  ORGANIC, INC.
                                      PROXY

                Special Meeting of Stockholders, October 19, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF ORGANIC, INC.

        The undersigned revokes all previous proxies, acknowledges receipt of the notice of the special meeting of stockholders to be held on October 19, 2001, the proxy statement and all other proxy materials and appoints Jonathan Nelson and Mark Kingdon, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the special meeting of the stockholders of the Company to be held on October 19, 2001, at 10:00 a.m. (local time) at our principal executive offices located at 601 Townsend Street, San Francisco, California 94103, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

        Our Board of Directors recommends a vote "FOR" each of the proposals. This proxy, when properly executed, will be voted as specified below. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW.

1. Amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of all of the outstanding shares of capital stock, at a ratio between one-for-five to one-for-ten, to be determined in the discretion of the Chief Executive Officer and Vice President, Finance and to decrease the authorized number of shares of our common stock from 200,000,000 shares to between 40,000,000 to 20,000,000 shares, so that the total authorized number of shares of our capital stock will be decreased from 225,000,000 shares to between 45,000,000 to 22,500,000 shares, of which between 40,000,000 to
        20,000,000 shares will be common stock, and 5,000,000 to 2,500,000 shares will be preferred stock;


            [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN


2. Transact such other business as may properly come before the special meeting or any adjournment or postponement thereof:


            [ ]   FOR               [ ]   AGAINST            [ ]   ABSTAIN

                                    Signature

        Sign exactly as your name(s) appear on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


-----------------------------------          -----------------------------------
Signature                                    Signature


-----------------------------------          -----------------------------------
Title (if applicable)                        Title (if applicable)


-----------------------------------          -----------------------------------
Print Name                                   Print Name


-----------------------------------          -----------------------------------
Date                                         Date